                        Filed Pursuant to Rule 424(b)(3)
                           Registration No. 333-70508


                              PROSPECTUS SUPPLEMENT
                     (TO PROSPECTUS DATED DECEMBER 4, 2001)

                             TRANSWITCH CORPORATION

                                5,481,504 Shares

                                  Common Stock

This prospectus supplement relates to distributions by selling shareholders to the public offering, which is not being underwritten, of 5,481,504 shares of our common stock that are held by some of our current stockholders.

This prospectus supplement should be read in conjunction with the prospectus dated December 4, 2001, which is to be delivered with this prospectus supplement.

             SEE RISK FACTORS BEGINNING ON PAGE 3 OF THE PROSPECTUS
                    TO READ ABOUT FACTORS YOU SHOULD CONSIDER
                         BEFORE BUYING OUR COMMON STOCK.


                   ------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES REGULATORS HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   ------------------------------------------

         The date of this supplemental prospectus is February 20, 2002.

                   ------------------------------------------

The information appearing in the prospectus in the table entitled "Selling Stockholders" is superseded by the information appearing in the following table:

                              SELLING STOCKHOLDERS

         The following table sets forth the number of shares beneficially owned by each of the selling stockholders as of February 20, 2002 and the number of shares that may be offered by the selling stockholders pursuant to this prospectus. We have assumed, when calculating the numbers in the table, that all of the shares owned by each selling stockholder and offered pursuant to this prospectus will be sold.

         As of February 19, 2002, there were 89,960,776 shares of common stock outstanding. An asterisk means that the number is less than 1%.

                                                                                            Shares Offered
                                                                     Shares Owned               Pursuant             Shares Owned
                                                                   Before the Offering      to this Prospectus    After the Offering
                                                                   -------------------      ------------------    ------------------
           Selling Shareholders                                    Number     Percent       Number    Percent     Number    Percent
           --------------------                                    ------     -------       ------    -------     ------    -------
Abraham, Menachem                                                 17,565         *         17,565         *           0         *
Ahmad, Faruq                                                         473         *            473         *           0         *
Allen, Robert                                                      6,354         *          6,354         *           0         *
Aoua, Karim                                                        1,018         *          1,018         *           0         *
Barzum, Roger M.                                                   2,191         *          2,191         *           0         *
Beams, Cynthia R.                                                     90         *             90         *           0         *
Beleson, Richard                                                   1,893         *          1,893         *           0         *
Bennet, Craig L.                                                   1,455         *          1,455         *           0         *
Blake Downing Profit Sharing
 and Money Purchase Pension Plan                                     710         *            710         *           0         *
Blout, Father Daniel A., as trustee of The
 Joseph T. and Charlotte A. Pisula
 Grandchildren Trust                                               1,115         *          1,115         *           0         *
Bonte, Eugene A.                                                     855         *            855         *           0         *
Boynton, John W.                                                     855         *            855         *           0         *
Boschulte, Alfred R.                                              18,001         *         18,001         *           0         *
Butler, Carl                                                         509         *            509         *           0         *
Carter, Frederick R.                                               1,309         *          1,309         *           0         *
Comegys Investments, Ltd.                                          2,367         *          2,367         *           0         *
Coombs, David                                                     24,377         *         24,377         *           0         *
Curtis, Daniel B.                                                  3,637         *          3,637         *           0         *
DB Alex Brown Inc. Cust FBO
 Peter A. Massaniso Roth CNV No. 229-82086                         2,367         *          2,367         *           0         *
Duffy, Mark P.                                                    11,684         *         11,684         *           0         *
Dumery, Stefaan                                                   12,710         *         12,710         *           0         *
Eggerss, Candice                                                   2,367         *          2,367         *           0         *
Eggert, Jonathan D.                                                  909         *            909         *           0         *
Elshama, Adham A.                                                    582         *            582         *           0         *
Endurance Fund                                                     1,893         *          1,893         *           0         *
Eurasian Capital Partners Fund, LP                                 2,840         *          2,840         *           0         *
Exodus Capital Investments LLC                                     2,367         *          2,367         *           0         *
F.C. Capital Partners LLC                                          1,970         *          1,970         *           0         *
Flaschen, Joyce D. and Estate of                                   6,822         *          6,822         *           0         *
 Steward S. Flaschen
Folk, Richard C.                                                     218         *            218         *           0         *
Forkish, J. Robert, as trustee of
 the Forkish Family Revocable Trust                                  473         *            473         *           0         *
Gemmel, Craig N. and Nancy M. Hughes                                 855         *            855         *           0         *
Giancarlo, Charles Henry and Diane G., as
 trustees to the Giancarlo Family Trust                              947         *            947         *           0         *
Gisler, Heidy                                                      1,673         *          1,673         *           0         *
Goldstein, Barbara                                                   473         *            473         *           0         *
GTV Entrepreneurial Roundtable, L.P.                               2,804         *          2,804         *           0         *
Guirguis, Maher A.                                                 2,910         *          2,910         *           0         *
Hecht, Olivia A.                                                   6,547         *          6,547         *           0         *
High Street Partners, LP                                          15,147         *         15,147         *           0         *
Hollis Trust, The                                                    473         *            473         *           0         *
Horing, Jeffrey                                                      947         *            947         *           0         *
Hughes, James F.                                                     855         *            855         *           0         *

Hughes, Paul M.                                                       1,710        *          1,710        *           0        *
Hutson, Harry                                                           845        *            845        *           0        *
International Business Machines Corporation                         727,948        *        727,948        *           0        *
Jagadeesh, B.V. and Anuradha, as
  trustees of the Jagadeesh Family Trust                              1,893        *          1,893        *           0        *
Jain, Sanjay K.                                                       1,970        *          1,970        *           0        *
Joffe, Leon                                                             473        *            473        *           0        *
Johnson, Paul                                                           985        *            985        *           0        *
Kalkhoven, Kevin                                                      2,367        *          2,367        *           0        *
KD Partners, Inc.                                                     7,299        *          7,299        *           0        *
Lee, Charles                                                         25,163        *         25,163        *           0        *
Lee, David                                                            4,734        *          4,734        *           0        *
Lipp, William B.                                                      7,310        *          7,310        *           0        *
Loosemore, Darrell                                                      800        *            800        *           0        *
Lou, Xiaoying                                                         2,182        *          2,182        *           0        *
Madison Dearborn Partners LLC                                        18,934        *         18,934        *           0        *
Massaro, Lorraine                                                       473        *            473        *           0        *
McLagan, Donald L.                                                      855        *            855        *           0        *
McMullen, John A.                                                       473        *            473        *           0        *
Micic, Lubo                                                          18,001        *         18,001        *           0        *
Misra, Jay                                                            4,734        *          4,734        *           0        *
Missert, James                                                          361        *            361        *           0        *
Missert, Thomas                                                          72        *             72        *           0        *
Miu, Roger                                                            3,637        *          3,637        *           0        *
Moldow, Berton and Gloria TIC                                           947        *            947        *           0        *
Montry, Gerald F.                                                    11,179        *         11,179        *           0        *
Noy, Elan T.                                                         17,460        *         17,460        *           0        *
Nyborg, Adam C.                                                       1,455        *          1,455        *           0        *
Nyborg, Charlotte E.                                                  1,455        *          1,455        *           0        *
Nyborg, Philip and Margaret JT                                       58,240        *         58,240        *           0        *
Nyborg, Robert and Jacquelyn JTWROS                                   1,455        *          1,455        *           0        *
Nyborg, Margaret H.                                                  30,555        *         30,555        *           0        *
Nyborg, Philip S.                                                    29,097        *         29,097        *           0        *
Nyborg, Scott H.                                                      1,455        *          1,455        *           0        *
Oltman, John                                                            974        *            974        *           0        *
Overskei, David O. and Katherine A.                                   1,183        *          1,183        *           0        *
Pagos, James M.                                                      18,001        *         18,001        *           0        *
Paladino, Albert E.                                                  29,641        *         29,641        *           0        *
Paladino, Catherine J.                                                2,910        *          2,910        *           0        *
Paladino, Paul E.                                                     2,910        *          2,910        *           0        *
Paladino, Robert E.                                                   2,910        *          2,910        *           0        *
Paladino, Thomas A.                                                   2,910        *          2,910        *           0        *
Parker, Jeffrey                                                       1,818        *          1,818        *           0        *
Pettit, Dan, as trustee of the Pettit
  Revocable Trust                                                     4,734        *          4,734        *           0        *
Pisula, Joseph T.                                                    11,595        *         11,595        *           0        *
Ramchandani, Rajen S.                                                 4,947        *          4,947        *           0        *
Ramkissoon, P. Janet                                                  1,893        *          1,893        *           0        *
Randall, Roderick K.                                                    947        *            947        *           0        *
Renault, Michael                                                     19,157        *         19,157        *           0        *
de Rothschild, Nathaniel                                                473        *            473        *           0        *
Roy, Subhash and Monami, JT                                          78,385        *         78,385        *           0        *
Roy, Subhash C.                                                      41,162        *         41,162        *           0        *
Saltford Holdings Ltd.                                                  947        *            947        *           0        *

Schiro, Robert G. and Dorene Cameron,
  as trustees of the Schiro 2000 Trust CP                           3,787       *             3,787       *          0      *
Schneider, Charles S.                                                  45       *                45       *          0      *
Sen, Manjusree                                                      4,365       *             4,365       *          0      *
Shoch, John, as trustee of
  the Gertrude W. Shoch Trust                                       4,734       *             4,734       *          0      *
Sheffield, John H.                                                  4,365       *             4,365       *          0      *
Shukla, Rajendra S.                                                 3,637       *             3,637       *          0      *
Signal Lake Venture Fund, L.P.                                    155,344       *           155,344       *          0      *
Singh, Ravinder P. and Sukrit A., as
  trustees of the Ravinder P. Singh &
  Singh 1996 Intervivos Trust                                         473       *               473       *          0      *
Socolof, Steven                                                       473       *               473       *          0      *
Sok, Daniel                                                           582       *               582       *          0      *
Song, Lifeng                                                        1,455       *             1,455       *          0      *
St. Paul Venture Capital Affiliates Fund I, LLC                    17,980       *            17,980       *          0      *
St. Paul Venture Capital V, LLC                                 1,163,740       1.29%     1,163,740       1.29%      0      *
Star Seed Enterprise                                              434,352       *           434,352       *          0      *
Steitz, Paul A.                                                     1,136       *             1,136       *          0      *
SVE Star Ventures Enterprises No. VII                             781,258       *           781,258       *          0      *
SVM Star Ventures Management GmbH
  and Co. No.3                                                     26,303       *            26,303       *          0      *
SVM Star Ventures Management GmbH No. 3                            55,798       *            55,798       *          0      *
SVM Star Ventures Managementgesellschaft                           37,881       *            37,881       *          0      *
TSF Entrepreneurial Round Table I, L.P.                            17,625       *            17,625       *          0      *
van der Kaay, Erik H.                                              18,001       *            18,001       *          0      *
Venrock Associates                                                241,053       *           241,053       *          0      *
Venrock Associates III, L.P.                                    1,071,348       1.19%     1,071,348       1.19%      0      *
Venrock Entrepreneurs Fund, L.P.                                   26,783       *            26,783       *          0      *
Wetzler, Mark                                                       1,420       *             1,420       *          0      *
White, Richard                                                        947       *               947       *          0      *
Wikler, Janet, as trustee of Wikler &
  Co. Profit Sharing Trust                                            845       *               845       *          0      *
Wu, Bingjuan J.                                                     1,455       *             1,455       *          0      *
Yadav, Manoj K.                                                     1,600       *             1,600       *          0      *
Zhang, Chaojun                                                      2,182       *             2,182       *          0      *
Zhang, Jingwu                                                       5,092       *             5,092       *          0      *
Zhovnirovsky, Igor                                                 14,404       *            14,404       *          0      *
Zilkha, Donald                                                        237       *               237       *          0      *

                                                                5,481,504       7.83%     5,481,504       7.83%      0      *